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                                                                       EXHIBIT E

                             JOINT FILING AGREEMENT


                  This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership by the undersigned of Common Stock of Cameron Ashley Building Products, Inc. is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   January 28, 2000


                                   CITICORP VENTURE CAPITAL, LTD.


                                   By: /s/ Byron Knief
                                       -----------------------------------------
                                   Name:    Byron Knief
                                   Title:   Senior Vice President


                                   CITIBANK, N.A.


                                   By: /s/ Kenneth Cohen
                                       -----------------------------------------
                                   Name:    Kenneth Cohen
                                   Title:   Assistant Secretary


                                   CITICORP


                                   By: /s/ Kenneth Cohen
                                       ----------------------------------------
                                   Name:    Kenneth Cohen
                                   Title:   Assistant Secretary


                                   CITIGROUP HOLDINGS COMPANY


                                   By: /s/ Kenneth Cohen
                                       ----------------------------------------
                                   Name:    Kenneth Cohen
                                   Title:   Assistant Secretary


                                   CITIGROUP INC.


                                   By: /s/ Joan Caridi
                                       -----------------------------------------
                                   Name:    Joan Caridi
                                   Title:   Assistant Secretary